Exhibit 24
POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Jesse E. Merten and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 23, 2021

/s/ Maureen A. Buckley
Maureen A. Buckley
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Jesse E. Merten and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2021

/s/ James M. Flewellen
James M. Flewellen
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Jesse E. Merten and Mario Imbarrato and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2021

/s/ Angela K. Fontana        ______________
Angela K. Fontana
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Jesse E. Merten and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 25, 2021

/s/ John R. Hurley
John R. Hurley
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(REGISTRANT)

The undersigned director and Chief Financial Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Jesse E. Merten and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 22, 2021

/s/ Mario Imbarrato
Mario Imbarrato
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Jesse E. Merten and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 23, 2021

/s/ Rebecca D. Kennedy
Rebecca D. Kennedy
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Jesse E. Merten and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 21, 2021

/s/ Gene L. Lunman
Gene L. Lunman
Director

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(REGISTRANT)

The undersigned director and Chief Executive Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mario Imbarrato and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 20, 2021

/s/ Jesse E. Merten
Jesse E. Merten
Director and Chief Executive Officer

POWER OF ATTORNEY
WITH RESPECT TO
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
(REGISTRANT)

The undersigned Controller of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Jesse E. Merten and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 20, 2021

/s/ John C. Pintozzi
John C. Pintozzi
Controller